UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of Earliest Event Reported):

February 25, 2016 (February 24, 2016)

Commission file number: 001-35653

SUNOCO LP

(Exact name of registrant as specified in its charter)

Delaware	30-0740483
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
555 East Airtex Drive Houston, Texas 77073 (Address of principal executive offices, including zip codes)

Registrant’s telephone number, including area code: (832) 234-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The following information is furnished under Item 2.02, “Results of Operations and Financial Condition.” This information, including the information contained in Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 24, 2016, Sunoco LP issued a news release announcing its financial results for the fourth fiscal quarter and full year ended December 31, 2015 and providing access information for an investor conference call to discuss those results. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 2.02. The conference call will be available for replay approximately 60 days following the date of the call at www.sunocolp.com, or by telephone through March 3, 2016, by following the telephonic replay instructions provided in the news release

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

Exhibit Number	Exhibit Description
99.1	News Release of Sunoco LP, dated February 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP
	By	Sunoco GP LLC, its general partner
Date: February 25, 2016	By:	/s/ Leta McKinley
Leta McKinley
Vice President, Controller and Principal Accounting Officer